Semiannual Report

June 30, 2000

Prime Reserve Portfolio

Invest With Confidence(registered trademark)
T. Rowe Price

This report is authorized for distribu- tion only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc.,
Distributor


Dear Investor

The Federal Reserve steadily tightened monetary policy during the six months ended June 30, 2000, leading to sharply higher interest rates. The environment was beneficial to money market funds, which were able to quickly reinvest their assets in new securities with higher rates of income. The Prime Reserve Portfolio registered a solid performance that outpaced its Lipper benchmark.


Market Environment

     The past year has been a roller-coaster ride in the U.S. financial markets. After months of strong economic growth and attractive investment performance, the dawn of the new year brought Y2K-related anxiety and, as 2000 progressed, renewed concerns about economic overheating. First-quarter GDP growth steamed ahead at a 5.4% rate; at the same time, consumer demand rose 7% and business fixed investment rose 17%. The Fed indicated that it viewed these growth levels as unsustainable and inflationary, and indeed, signs of inflation became evident in labor costs and basic goods. The central bank responded by raising the federal funds target rate three times in 2000 by a total of 100 basis points (which is equivalent to a full percent), the most recent move being a 50-basis-point hike on May 16. Since beginning its tightening program approximately one year ago, the Fed has raised this target rate by 175 basis points, to 6.5% on May 31.

     Interest Rate Levels

                           1-Year           90-day
                           Treasury         Treasury          Federal Funds
                           Bill             Bill              Target Rate

     06/30/99              5.11             4.77              5.00
                           5.07             4.71              5.00
                           5.19             4.97              5.25
     9/99                  5.24             4.88              5.25
                           5.51             5.13              5.25
                           5.65             5.28              5.50
     12/99                 5.95             5.33              5.50
                           6.17             5.59              5.50
                           6.22             5.81              5.75
     3/00                  6.30             5.88              6.00
                           6.19             5.78              6.00
                           6.28             5.92              6.50
     06/30/00              6.13             5.84              6.50

     The Fed's rate hikes rippled very quickly through the short-term bond and money markets. As indicated in the accompanying chart, over the past year yields on both 90-day and one-year Treasury bills rose more than 100 basis points (equal to a full percentage point). Yet longer-term bond yields did not rise as much and, in fact, 30-year Treasury rates actually fell sharply, at times below money market yields. For this reason, the yield curve (which charts rates on bonds of increasing maturities) among bonds with maturities greater than two years actually inverted.

     Part of the reason for this unusual occurrence is that the U.S. Treasury is buying back a significant amount of 30-year issues due to the budget surplus, and decreasing supply is helping keep yields down. Likewise, the surplus is reducing borrowing needs in the money market and causing the Treasury to change its borrowing schedule. Auctions of one-year Treasury bills were changed from monthly to quarterly, and three- and six-month auction amounts held steady at $16 billion. Again in this market, reduced supply caused Treasury bill yields to be lower than they otherwise would be. While Treasury supply has been skimpy, corporate and bank borrowing in the money market have been plentiful and their yields have been relatively attractive. Yields in this sector are behaving more normally, rising along with the maturity of the security.

     During the last month of the period, investors grew somewhat more confident that the Fed was nearing the end of its rate-tightening cycle, and that the rate environment would be more stable. The market reacted especially positively to a few economic reports that showed continued moderate growth in the consumer price index and a softening of real-estate prices, although the Fed itself has remained coy about the future direction of rates. Yields in the money market eased from their May highs as a result.


Performance and Strategy Review

     The Prime Reserve Portfolio posted steady 6- and 12-month returns of 2.88% and 5.53%, respectively, surpassing the 2.80% and 5.34% gains for the Lipper Variable Annuity Underlying Money Market Funds Average. Performance was aided by rising interest rates, which increased yields in our market. The fund's dividends per share rose, and its seven-day compound dividend yield climbed from 5.82% to 6.34%.

     Performance Comparison
     ---------------------------------------------------------------------------

     Periods Ended 6/30/00                       6 Months           12 Months
     ---------------------------------------------------------------------------

     Prime Reserve Portfolio                        2.88%               5.53%

     Lipper Variable Annuity
     Underlying Money Market
     Funds Average                                  2.80                5.34

     With rates steadily rising, our predominant investment strategy during the past six months was to reduce maturity, because that approach allows us to rapidly reinvest the proceeds of maturing issues into new securities with higher yields. Since December 31, 1999, maturity has declined from 66 days to 56 days. Throughout, we used a "barbell" portfolio structure to achieve the desired maturity - that is, dividing significant assets between securities with one-month and one-year maturities. As long as the possibility of rising interest rates remains, we will preserve an average maturity that is generally the same as or shorter than the average money market fund.

     We made important changes in sector positioning during the past six months. Principally, we sharply increased the portfolio's exposure to commercial paper and medium-term notes, which rose from 70% of assets six months ago to 80% at June 30. As government issues have dwindled, the commercial paper sector has become considerably more attractive, offering better yields and supply and demand dynamics. Within this sector, asset-backed securities remained our largest single position. These securities provide extremely high quality, liquidity, diversification, and high relative returns. To make room, we cut back sharply on U.S. negotiable bank notes as well as dollar-denominated foreign negotiable CDs and bank notes, whose income characteristics seemed unappealing.

     Holdings of floating-rate securities declined, after reaching a high level late last year when a flood of supply made their yields very attractive. More recently, floating- rate note issuance has subsided, minimizing their yield advantage. Thus, as our positions have matured, we have reinvested in other areas, bringing exposure down from 29% on December 31 to 22% by the end of June.


Outlook

     In the wake of the 50-basis-point rate hike in May, new data suggest that the economy may have begun to slow. The Fed will undoubtedly watch these signs of moderating growth carefully, as it does not want to push the economy into recession. Nevertheless, inflation pressures have not disappeared, and we think further rate hikes are a possibility, although they may come at a slower pace than the first half of the year. We therefore expect to maintain a lower-than-average maturity until we see more stability in the economy and the rate environment. With short-term rates as high as they've been in a decade, we also are hopeful that returns for your fund will be more robust over the next six and 12 months than in the past year.

     Respectfully submitted,

     Edward A. Wiese
     President

     July 21, 2000


Portfolio Highlights

Key Statistics
--------------------------------------------------------------------------------

                                                                     Periods
                                                                       Ended
                                                                     6/30/00
--------------------------------------------------------------------------------

Price Per Share                                                   $     1.00

Dividend Per Share

  6 months                                                             0.029

  12 months                                                            0.054

Dividend Yield (7-Day Compound) *                                       6.34%

Weighted Average Maturity (days)                                          56

Weighted Average Quality **                                       First Tier
--------------------------------------------------------------------------------

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.


Portfolio Highlights

Security Diversification
--------------------------------------------------------------------------------

                                                     Percent of   Percent of
                                                     Net Assets   Net Assets
                                                       12/31/99      6/30/00
--------------------------------------------------------------------------------

U.S. Negotiable Bank Notes                                    6%           1%

Certificates of Deposit                                      22           14

  Domestic Negotiable CDs                                     2            2

  U.S. Dollar Denominated
  Foreign Negotiable CDs/
  Bank Notes                                                 20           12

Commercial Paper and Medium-
Term Notes                                                   70           80

  Asset-Backed                                               22           23

  Banking                                                    10           15

  Finance and Credit                                          6           11

  Manufacturing                                               1            4

  Electric Utilities                                          2            4

  All Other                                                  29           23

Canadian Government and
Municipalities                                               --            1

Foreign Government and
Municipalities                                                1            3

Other Assets Less Liabilities                                 1            1

Total                                                       100%         100%
--------------------------------------------------------------------------------

Fixed-Rate Obligations                                       71%          78%

Floating-Rate Obligations                                    29%          22%


Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


Prime Reserve Portfolio
--------------------------------------------------------------------------------

As of 6/30/00

                                                     Lipper Variable
                           Prime                     Annuity Underlying
                           Reserve                   Money Market
                           Portfolio                 Funds Average

12/31/96                   10,000                    10,000
06/30/1997                 10,256                    10,250
06/30/1998                 10,808                    10,786
06/30/1999                 11,340                    11,304
06/30/2000                 11,968                    11,911


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Prime Reserve Portfolio

Periods Ended 6/30/00

                                                Since             Inception
         1 Year            3 Years          Inception                  Date
--------------------------------------------------------------------------------

          5.53%              5.28%              5.27%              12/31/96

Investment return represents past performance and will vary. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights

T. Rowe Price Prime Reserve Portfolio
(Unaudited)

                             For a share outstanding throughout each period
                           -----------------------------------------------------

                             6 Months         Year                  12/31/96
                                Ended        Ended                   Through
                              6/30/00     12/31/99     12/31/98     12/31/97

NET ASSET VALUE
Beginning of period          $  1.000     $  1.000     $  1.000     $  1.000

Investment activities
Net investment income (loss)    0.029        0.048        0.052        0.052
Distributions
Net investment income          (0.029)      (0.048)      (0.052)      (0.052)

NET ASSET VALUE
End of period                $  1.000     $  1.000     $  1.000     $  1.000
                             -----------------------------------------------

Ratios/Supplemental Data

Total return(diamond)           2.88%        4.89%        5.29%        5.33%

Ratio of total expenses
to average net assets           0.55%!       0.55%        0.55%        0.55%!

Ratio of net investment
income (loss)
to average net assets           5.71%!       4.79%        5.12%        5.24%!

Net assets, end of period
(in thousands)               $ 23,334     $ 19,745     $ 16,119     $ 10,964

(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
        !  Annualized

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets

T. Rowe Price Prime Reserve Portfolio
June 30, 2000 (Unaudited)

                                                            Par        Value
--------------------------------------------------------------------------------
                                                                In thousands

BANK NOTES  1.3%

National City Bank, VR
  6.694%, 7/31/00                                    $      300   $      300

Total Bank Notes (Cost $300)                                             300


CERTIFICATES OF DEPOSIT  13.7%

Allfirst Bank, VR, 6.625%, 7/10/00                          120          120

Bayerische Landesbank
  5.855%, 9/27/00                                           210          210

  VR, 6.576%, 7/17/00                                       300          299

Commerzbank, 5.90%, 8/9/00                                  100          100

Credit Agricole Indosuez VR
  6.616%, 7/10/00                                           300          300

  6.631%, 7/3/00                                            300          300

Dresdner Bank, VR,
  6.62%, 7/24/00                                            100          100

Huntington National Bank
  6.26%, 10/27/00                                           100          100

Merita Bank,
  6.09%, 10/10/00                                           250          250

Natexis Banque,
  7.45%, 5/22/01                                            250          250

Norddeutsche Landesbank
  7.42%, 6/4/01                                             350          350

Societe Generale
  6.555%, 1/16/01                                           110          110

  VR, 6.605%, 7/17/00                                       200          200

UBS, 6.01%, 8/14/00                                         100          100

Unibank A/S, 5.92%, 8/7/00                                  200          200

Union Bank of California, VR
  6.641%, 7/3/00                                            200          200

Total Certificates of Deposit
(Cost $3,189)                                                          3,189


COMMERCIAL PAPER  55.3%

Alabama Power, 6.60%, 7/24/00                               250          249

Alliance & Leicester
  6.60%, 9/11/00                                            450          444

Alpine Securitization, 4(2)
  6.58%, 8/11/00                                            385          382

American Express Credit
  6.70%, 9/12/00                                            200          197

AON, 6.58%, 7/7/00                                          500          500

AT&T, 6.53%, 7/24/00                                        315          314

Bavaria TRR, 4(2)
  6.65%, 9/12/00                                            329          324

  6.70%, 7/21/00                                            300          299

Coca Cola, 4(2)
  6.60%, 8/24/00                                     $      500   $      495

Dover, VR, 4(2),
  6.848%, 8/28/00                                           500          500

Du Pont Ei de Nemours
  6.53%, 7/13/00                                            400          399

Electricite de France,
  6.90%, 7/3/00                                             685          685

Falcon Asset Securitization, 4(2)
  6.59%, 7/5/00                                             900          899

General Electric Capital
  6.60%, 7/10/00                                            434          433

  7.00%, 7/12/00                                            454          453

Golden Funding, 4(2)
  6.54%, 7/6/00                                             250          250

  6.55%, 7/7/00                                             685          684

Honeywell International
  7.30%, 7/6/00                                             300          300

International Lease Finance
  6.62%, 7/5/00                                             300          300

Kitty Hawk Funding, 4(2)
  6.56%, 7/7/00                                             500          500

Knight-Ridder, 6.55%, 8/31/00                               238          235

Market Street Funding, 4(2)
  6.60%, 8/22/00                                            400          396

  6.63%, 9/11/00                                            500          494

Northern States Power Minnesota
  6.60%, 9/11/00                                            500          493

Preferred Receivables Funding
  6.54%, 7/11/00                                            419          418

  6.60%, 9/7/00                                             500          494

Province of British Columbia
  6.60%, 7/31/00                                            300          298

Tulip Funding, 4(2)
  6.54%, 7/10/00                                            667          666

Yale Univ., 6.55%, 7/24/00                                  800          797

Total Commercial Paper (Cost $12,898)                                 12,898


MEDIUM-TERM NOTES  29.1%

A T & T Capital, VR
  6.971%, 7/7/00                                            250          251

Banc One, VR,
  6.908%, 9/25/00                                           500          501

Bank of Scotland Treasury Service
  VR, 6.825%, 7/19/00                                       500          500

Bayerische Landesbank
  6.375%, 8/31/00                                           100          100

Beta Finance, (144a)
  6.75%, 3/15/01                                            500          500

Caterpillar Financial Services
  8.85%, 5/22/00                                     $      130   $      130

  VR, 6.819%, 7/10/00                                       100          100

Ciesco, (144a), VR
  6.669%, 7/17/00                                           250          250

Cit Group, VR, 6.801%, 9/6/00                               100          100

Colgate Palmolive, VR
  6.553%, 8/7/00                                            200          200

Diageo NorthAmerica Holding
  6.24%, 6/4/00                                             100          100

First Security Auto Owner Trust
  6.773%, 9/28/00                                           200          200

Ford Capital BV
  10.125%, 11/15/00                                         100          101

Goldman Sachs Trust
  6.76%, 9/19/00                                            500          500

Heller Financial
  6.42%, 8/25/00                                            100          100

  6.435%, 8/8/00                                            100          100

Household Finance
  6.45%, 3/15/00                                            250          249

  VR, 6.669%, 8/4/00                                        100          100

IBM Corp., VR, 6.275%, 7/28/00                              200          200

International Lease Finance
  6.43%, 9/15/00                                            200          200

John Deere Capital, VR
  6.812%, 9/21/00                                           300          300

National Rural Utilities, VR
  6.654%, 7/3/00                                            100          100

Northern Rock, VR, (144a)
  6.651%, 7/20/00                                           250          250

Prudential Funding, VR
  6.848%, 8/28/00                                           300          300

R.R. Donnelley & Sons
  9.125%, 12/1/00                                    $      100   $      101

Rabobank Optional Redemption Trust
  VR, 6.649%, 7/17/00                                        18           18

Sigma Finance, (144a)
  6.75%, 3/15/01                                            500          500

Strategic Money Market Trust, 1999-A
  6.40%, 7/13/00                                            250          250

Toyota Motor Credit
  6.20%, 7/12/00                                            500          500

Total Medium-Term Notes (Cost $6,801)                                  6,801

Total Investments in Securities
99.4% of Net Assets (Cost $23,188)                                $   23,188

Other Assets Less Liabilities                                            146

NET ASSETS                                                        $   23,334
                                                                  ----------

Net Assets Consist of:

Accumulated net realized gain/loss -
net of distributions                                              $        5

Paid-in-capital applicable to 23,329,351
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares of the
Corporation authorized                                                23,329

NET ASSETS                                                        $   23,334
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $     1.00

  VR Variable rate
4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 3.2% of net assets.

The accompanying notes are an integral part of these financial statements.


Statement of Operations

Unaudited
T. Rowe Price Prime Reserve Portfolio
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     6/30/00

Investment Income (Loss)

Interest income                                                   $      710

Expenses
  Investment management and administrative                                62

Net investment income (loss)                                             648

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $      648
                                                                  ----------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets

Unaudited
T. Rowe Price Prime Reserve Portfolio
In thousands

                                                       6 Months         Year
                                                          Ended        Ended
                                                        6/30/00     12/31/99

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                       $      648   $      838
  Net realized gain (loss)                                   --            1

  Increase (decrease) in net
  assets from operations                                    648          839

Distributions to shareholders
  Net investment income                                    (648)        (838)

Capital share transactions *
  Shares sold                                            18,219       17,418
  Distributions reinvested                                  648          839
  Shares redeemed                                       (15,278)     (14,632)

  Increase (decrease) in net
  assets from capital
  share transactions                                      3,589        3,625

Net Assets

Increase (decrease) during period                         3,589        3,626
Beginning of period                                      19,745       16,119

End of period                                        $   23,334   $   19,745
                                                     -----------------------

*Share information
  Shares sold                                            18,219       17,418
  Distributions reinvested                                  648          839
  Shares redeemed                                       (15,278)     (14,632)

  Increase (decrease) in
  shares outstanding                                      3,589        3,625

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements

T. Rowe Price Prime Reserve Portfolio
Unaudited
June 30, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Fixed Income Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Prime Reserve Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 31, 1996. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The fund seeks preservation of capital, liquidity, and, consistent with these, the highest possible current income, by investing primarily in high-quality money market securities.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation - Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts - Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $23,188,000.


NOTE 3- RELATED PARTY TRANSACTIONS

     The investment management and administrative agreement between the fund and
     T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, computed daily and paid monthly, equal to 0.55% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.